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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series
1995-2
P & S Agreement Date:              Nov 1, 1995
Original Settlement Date:           Nov 21, 1995
Series Number of Class A-1 Certificates:     441919AG2
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $637,660,000
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Servicer Certificate (Page 1 of 3)
Distribution Date:
                                    02/20/98
Investor Certificateholder Floating Allocation Percentage
                                    96.43%
Investor Certificateholder Fixed Allocation Percentage
                                    97.90%
Aggregate Amount of  Collections
                              14,161,009.84
     Aggregate Amount of  Interest Collections
                              3,883,600.31
     Aggregate Amount of  Principal Collections
                              10,277,409.53
Int. Collections Alloc. to Investor
                              3,745,021.80
Class A Principal Collections
                              9,456,702.28
Seller Interest Collections
                                    138,578.51
Seller Principal Collections
                                    820,707.25
Weighted Average Loan Rate
                                    13.82%
Net Loan Rate
                                          12.82%
Weighted Average Maximum Loan Rate
                                    18.84%
Class A-1 Certificate Rate
                                          5.8438%
Maximum Investor Certificate Rate
                              12.9500%
Class A-1 Certificate Interest Distributed
                              1,705,612.07
Class A-1 Investor Certificate Interest Shortfall before Draw
                                    0.00
Unpaid Class A-1 Certificate Interest Shortfall Received
                                    0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining
                                    0.00
Unpaid Class A-1 Carryover Interest Amount
                                    0.00
Maximum Principal Dist. Amount (MPDA)
                        10,061,583.93
Alternative Principal Dist. Amount (APDA)
                              9,456,702.28
Rapid Amortization Period? (Y=1, N=0)
                                    0.00
Scheduled Principal  Distribution Amount (SPDA)
                        9,456,702.28
Principal  allocable to Class A-1
                              9,456,702.28
SPDA deposited to Funding Account
                                    0.00
Accelerated Principal Distribution Amount
                                    0.00
APDA allocable to Class A-1
                                    0.00
Reimbursement to Credit Enhancer
                                    0.00
Spread Trigger hit?
                                    No
Reduction in Certificate Principal Balance due to Current Class A-1
Liquidation Loss Amount   535,002.71
Cumulative Investor Liquidation Loss Amount
                              535,002.71
Total Principal allocable to A-1
                              9,991,704.99
Beginning Class A-1 Certificate Principal Balance
                              338,945,162.70
Ending Class A-1 Certificate Principal Balance
                              328,953,457.71
Pool Factor (PF)
                                    0.5158759
Retransfer Deposit Amount
                                    0.00
Servicing Fees Distributed
                                    285,165.44
Beg. Accrued and Unpaid Inv. Servicing Fees
                                    0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd
                                    0.00
End. Accrued and Unpaid Inv. Servicing Fees
                                    0.00
Aggregate Investor Liquidation Loss Amount
                              535,002.71
Investor Loss Reduction Amount
                                    0.00
Servicer Certificate (Page 2 of  3)
Distribution Date:
                                    02/20/98
Beginning Pool Balance
                              354,861,129.10
Ending Pool Balance
                              344,846,415.61
Beginning Invested Amount
                              342,198,531.70
Ending Invested Amount
                              332,206,826.71
Beginning Seller Principal Balance
                              12,662,597.40
Ending Seller Principal Balance
                              12,639,588.90
Additional Balances
                                    820,707.25
Beginning Funding Account Balance
                                    0.00
Ending Funding Account Balance
                                    0.00
Ending Funding Account Balance % (before any purchase of Subsequent
Loans or re                   0.00%
Ending Funding Account Balance % (after purchase of Subsequent
Loans or release                    0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period
                              0.00
Principal Collections to purchase Additional Balances and/or paid
to Cert.                            0.00
Beginning  Pre-Funding Account Balance
                                    0.00
Ending Pre-Funding Account Balance
                                    0.00
Pre-Funding Earnings
                                    0.00
Beginning Capitalized Interest Account
                                    0.00
Capital Interest Requirement (Transferred to Collection Account)
                                    0.00
Ending Capitalized Interest Account
                                    0.00
Beginning Spread Account Balance
                              6,506,737.00
Ending Spread Account Balance
                              6,506,737.00
Beginning Seller Interest
                                          3.5683%
Ending Seller's Interest
                                          3.6653%
Delinquency & REO Status
   60 - 89 days (Del Stat 2)
     No. of Accounts
                                          215
     Trust Balance
                              6,338,526.18
   90+ days (Del Stat 3+)
     No. of Accounts
                                          482
     Trust Balance
                                    16,473,192.08
   270+ days (Del Stat 9+)
     No. of Accounts
                                          207
     Trust Balance
                              7,659,510.58
   REO
     No. of Accounts
                                    48
     Trust Balance
                              2,258,725.95
Rapid Amortization Event ?
                              No
   Failure to make payment within 5 Business Days of Required Date
?                       No
   Failure to perform covenant relating to Trust's Security
Interest ?                          No
   Failure to perform other covenants as described in the Agreement
?                       No
   Breach of Representation or Warranty ?
                              No
   Bankruptcy, Insolvency or Receivership relating to Seller ?
                              No
   Subject to Investment Company Act of 1940 Regulation ?
                        No
   Servicing Termination ?
                              No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the
Cut-off Balanc          No
Event of Default ?
                                    No
   Failure by Servicer to make payment within 5 Bus. Days of
Required Date ?               No
   Failure by Servicer to perform covenant relating to Trust's
Security Interes                    No
   Failure by Servicer to perform other covenants as described in
the Agreement           No
   Bankruptcy, Insolvency or Receivership relating to Master
Servicer ?                    No
   Trigger Event ?
                                    No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)
                        N/A
Servicer Certificate (Page 3 of  3)
Distribution Date:
                                    02/20/98
Premium Distributed to Credit Enhancer
                                    0.00
Amount Distributed to Seller
                                    959,285.76
Master Servicer Credit Facility Amount
                                    0.00
Guaranteed Principal Distribution Amount
                                    0.00
Credit Enhancement Draw Amount
                                    0.00
Spread Account Draw Amount
                                    0.00
Capitalized Interest Account Draw
                                    0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))
                                    0.00
Amount paid to Trustee
                                    0.00
Cumulative Draw under Policy
                                    0.00
Net Yield
                                          4.44%
Total  Available Funds
     Aggregate Amount of Collections
                              14,161,009.84
     Deposit for principal not used to purchase subsequent loans
                                    0.00
     Interest Earnings on the Pre-Funding Account
                                    0.00
     Deposit from Capitalized Interest Account
                                    0.00
     Total
                                    14,161,009.84
Application of Available Funds
     Servicing Fee
                285,165.44
     Prinicpal and Interest to Class A-1
             11,697,317.06


     Seller's portion of Principal and Interest
                959,285.76
     Funds deposited into Funding Account (Net)
                      0.00
     Funds deposited into Spread  Account
                      0.00
     Excess funds released to Seller
              1,219,241.58
     Total
             14,161,009.84


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer
Statement to Certificateholders (Page 1 of 1)
Distribution Date:
                                       02/20/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage
                              96.4317%
Class A Certificateholder Fixed Allocation Percentage
                              97.9000%
Beginning Class A-1 Certificate Balance
                              338,945,162.70
Class A-1 Certificate Rate
                                    5.843750%
Class A-1 Certificate Interest Distributed
                                    2.674799
Class A-1 Certificate Interest Shortfall Distributed
                                    0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall
                              0.000000
Rapid Amortization Event ?
                              No
Class A-1 Certificate Principal Distributed
                                    15.669330
   Maximum Principal Distribution Amount
                              15.778917
   Scheduled Principal  Distribution Amount (SPDA)
                              14.830321
   Accelerated Principal Distribution Amount
                              0.000000
   Aggregate Investor Liquidation Loss Amount Distributed
                              0.839009
Total Amount Distributed to Certificateholders
                                    17.505119
Principal Collections deposited into Funding Account
                                    0.00
Ending Funding Account Balance
                                    0.00
Ending Class A-1 Certificate Balance
                              328,953,457.71
Class A-1 Factor
                                    0.5158759
Pool Factor (PF)
                                    0.5158759
Unreimbursed Liquidation Loss Amount
                                    $0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount
                              $0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount
                              $0.00
Class A Servicing Fee
                                    285,165.44
Beginning Invested Amount
                              342,198,531.70
Ending Invested Amount
                              332,206,826.71
Beginning Pool Balance
                              354,861,129.10
Ending Pool Balance
                              344,846,415.61
Spread Account Draw Amount
                                    0.00
Credit Enhancement Draw Amount
                                    0.00
DELINQUENCY & REO STATUS
   60 - 89 days (Del Stat 2)
     No. of Accounts
                                          215
     Trust Balance
                              6,338,526.18
   90+ days (Del Stat 3+)
     No. of Accounts
                                          482
     Trust Balance
                                    16,473,192.08
   REO
     No. of Accounts
                                    48
     Trust Balance
                              2,258,725.95
Aggregate Liquidation Loss Amount for Liquidated Loans
                              356,009.63
Class A-1 Certificate Rate for Next Distribution Date
                              To be updated
Amount of any Draws on the Policy
                                    0.00
Subsequent Mortgage Loans
     No. of Accounts
                                          0.00
     Trust Balance
                                          0.00
Pre-Funded Amount (Ending)
                                    0.00
Subsequent Pre-Funding Mortgage Loans
     No. of Accounts
                                          0
     Trust Balance
                                          0.00